EXHIBIT 4.1

              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                              ELUXURY HOUSE, INC.

                             TOTAL AUTHORIZED ISSUE              See Reverse for
                   100,000,000 SHARES PAR VALUE $.00001 EAC      Certain
                                  COMMON STOCK                   Definitions

THIS IS TO CERTIFY THAT            SPECIMEN             IS THE OWNER OF
                        ----------          ----------
                          SPECIMEN                            fully paid and
--------------------------        --------------------------
non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED

     ------------------------------ [SEAL] ------------------------------
       Howard N. Kahn, Secretary             Howard N. Kahn, President

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  -as tenants in common           UNIF TRANSFERS MIN ACT    Custodian
                                                               ----       ------
                                                              (Cust)     (Minor)

TEN ENT  -as tenants by the entireties   under Uniform Transfers to Minors
                                         Act
                                            ------------------------------------
JT TEN   -as joint tenants with right of                 (State)
         survivorship and not as tenants
         in common
         Additional abbreviations may also be used though not in the above list

For Value received                        hereby sell, assign and transfer unto
                  -----------------------

Please Insert Social  Security or Other
Identifying Number of Assignee

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                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

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-------------------------------------------------------------------------Shares

Represented by the within Certificate, and do hereby irrevocably constitute and appoint

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                                                                        Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated
              -------------------    ---------
               In Presence of
                                            -----------------------------------
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NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST CORRRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTICATE IN EVERY APRTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER